Virtus Newfleet Multi-Sector Bond ETF (Ticker: NFLT) (the “Fund”),

a series of ETFis Series Trust I (the “Trust”)

Supplement dated July 1, 2022, to the Fund’s

Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2022, as supplemented

Important Notice to Investors

Effective July 1, 2022, Newfleet Asset Management, LLC (“Newfleet”) has merged with and into Seix Investment Advisors LLC (“Seix”), and the surviving entity has been renamed Virtus Fixed Income Advisers, LLC (“VFIA”). Prior to the merger, each of Newfleet and Seix was a wholly owned, indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”), and since the merger VFIA remains a wholly owned indirect subsidiary of Virtus. The portfolio management team that previously represented Newfleet continues to operate independently as a separate division of VFIA.

The merger did not constitute a change in control of Newfleet or Seix that would result in the termination of the sub-advisory agreements of any funds managed by those entities, including the Fund. Therefore, pursuant to approval by the Board of Trustees of the Trust, the sub-advisory agreement pertaining to the Fund has been assumed by VFIA effective July 1, 2022.

All references in the Fund’s Prospectus and SAI to Newfleet as sub-adviser to the Fund are hereby changed to, “Virtus Fixed Income Advisers, LLC, an affiliate of the Adviser, operating through its division Newfleet Asset Management.”

All references in the Fund’s Prospectus to Newfleet as the employer of the Fund’s portfolio management team for the period beginning on July 1, 2022, are hereby changed to refer to “Newfleet Asset Management, a division of Virtus Fixed Income Advisers, LLC.” (References to Newfleet for periods of time prior to July 1, 2022, are unchanged.)

The following disclosure regarding VFIA replaces the corresponding disclosure regarding Newfleet in the section entitled “Management of the Fund – Investment Sub-Adviser” in the Fund’s Prospectus and the section entitled “Management Services – Sub-Adviser” in the Fund’s SAI:

Virtus Fixed Income Advisers, LLC (“VFIA”), an affiliate of the Adviser, is located at One Financial Plaza, Hartford, CT 06103. VFIA operates through its division, Newfleet Asset Management (“Newfleet”), in sub-advising the Fund. As of May 31, 2022, VFIA had approximately $37.1 billion in assets under management.

The Newfleet division of VFIA acts as sub-adviser to mutual funds and ETFs and as adviser to institutions and individuals. As of May 31, 2022, the Newfleet division of VFIA had approximately $8.9 billion in assets under management. Newfleet Asset Management, LLC, which merged with and into VFIA on July 1, 2022, and the former portfolio management team of which now operates as the Newfleet division of VFIA, had been an investment adviser since 1989.

Investors should retain this supplement for future reference.